SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:   March 27, 2001

                              Express Scripts, Inc.
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             (Exact Name of Registrant as specified in its Charter)


    Delaware                    0-20199                              43-1420563
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(State or other            (Commission File No.)             (I.R.S. Employer
jurisdiction of                                             Identification No.)
corporation)


13900 Riverport Drive, Maryland Heights, Missouri                    63043
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code:      (314) 770-1666


          (Former name or former address, if changed since last report)


Item 9. Regulation FD Disclosure

     George Paz, Senior Vice President and Chief Financial Officer of Express Scripts, Inc., will be speaking at the Banc of America Securities Health Care conference being held March 29, 2001, at the Four Seasons Hotel in Las Vegas, Nevada. Mr. Paz will be speaking on March 29, 2001 at 12:15 p.m. PST. The presentation will also be broadcast via the Internet and can be accessed at: http://www.veracast.com/bas_healthcare2001/webcasts/id01308222.cfm. RealPlayer or Windows Media Player will be needed to listen to the Webcast and free downloads of these players are available at the Webcast site. The Webcast will be archived and available for replay for 14 days.

     In addition,  the Webcast and slide  presentation  will be available on the
investor   relations   section  of  the  Express  Scripts,   Inc.  Web  site  at
www.express-scripts.com.

     Mr. Paz will discuss the Company's historical financial performance as well as noting that the Company believes it can achieve earnings growth in 2001 of 25 percent to 30 percent.

SAFE HARBOR STATEMENT

     This report contains forward-looking statements, including, but not limited to, statements related to the Company's plans, objectives, expectations (financial and otherwise) or intentions. Actual results may differ significantly from those projected or suggested in any forward-looking statements. Factors that may impact these forward-looking statements include but are not limited to:
(i) risks associated with our ability to maintain internal growth rates, or to control operating or capital costs; (ii) continued pressure on margins resulting from client demands for enhanced service offerings and higher service levels;
(iii) competition, including price competition, and our ability to consummate contract negotiations with prospective clients; (iv) adverse results in regulatory matters, the adoption of new legislation or regulations (including increased costs associated with compliance with new laws and regulations, such as privacy regulations under the Health Insurance Portability and Accountability Act (HIPAA)), more aggressive enforcement of existing legislation or regulations, or a change in the interpretation of existing legislation or regulations; (v) the possible termination of contracts with key clients or providers; (vi) the possible loss of relationships with pharmaceutical manufacturers, or changes in pricing, discount or other practices of pharmaceutical manufacturers; (vii) adverse results in litigation; (viii) risks associated with our leverage and debt service obligations; (ix) risks associated with our ability to continue to develop new products, services and delivery channels; (x) developments in the health care industry, including the impact of increases in health care costs, changes in drug utilization and cost patterns and introductions of new drugs; (xi) competition from new competitors offering services that may in whole or in part replace services that the company now provides to its customers; and (xii) other risks described from time to time in our filings with the SEC. The company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               EXPRESS SCRIPTS, INC.



Date:    March 28, 2001         By:  /s/ Thomas M. Boudreau
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                                   Thomas M. Boudreau
                                   Senior Vice President and General Counsel